UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2020

Digital Development Partners, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52828	98-0521119
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3505 Yucca Drive, Suite 104, Flower Mound, Texas 75028

(Address of principal executive offices, including zip code)

(833) 223-4204

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement. Effective December 15, 2020, we entered into a securities purchase agreement (the “SPA”) with EMA Financial, LLC (“EMA”), pursuant to which EMA purchased a $58,600 face amount convertible promissory note, with OID of $4,100, that bears interest at 10% per annum, with principal and interest due September 15, 2021. We have the right to repay such convertible promissory note at a premium ranging from 120% to 145% of the face amount. Such convertible promissory note may be converted into shares of our common stock at a conversion price equal to the lower of 60% of the market price of our common stock on the date of issuance of such convertible promissory note and the date of conversion, any time after June 15, 2020. The proceeds obtained were used to pay operating expenses.

Asset Purchase Agreement. On December 21, 2020, we entered into an asset purchase agreement (the “APA”) with Raghorn Wholesale LLC, a Montana-based consumer goods distributor, whereby we are to purchase certain assets from Raghorn associated with approximately 200 retail locations for $200,000 in cash. These assets became available for purchase, due to Raghorn’s determination to terminate its distribution business in such locations. The closing under the APA is scheduled for January 31, 2021. While we expect to possess the funds required for the closing, there is no assurance that such will be the case.

Item 3.02 Unregistered Sales of Equity Securities.

(a) Securities Sold. Effective December 15, 2020, we issued a $58,600 face amount convertible promissory note, with OID of $4,100, to EMA, which convertible promissory note bears interest at 10% per annum, with principal and interest due September 15, 2021. We have the right to repay such convertible promissory note at a premium ranging from 120% to 145% of the face amount. (b) Underwriter or Other Purchasers. Such convertible promissory note was issued to EMA Financial, LLC. (c) Consideration. Such convertible promissory note was issued in consideration of a cash loan of $54,500. (d) Exemption from Registration Claimed. These securities are exempt from registration under the Securities Act of 1933, as amended, pursuant to the provisions of Section 4(a)(2) thereof. (e) Terms of Conversion or Exercise. Such convertible promissory note may be converted into shares of our common stock at a conversion price equal to the lower of 60% of the market price of our common stock on the date of issuance of such convertible promissory note and the date of conversion, any time after June 15, 2020.

Item 8.01 Other Events.

Effective December 16, 2020, MiteXstream, a biopesticide for which our wholly-owned subsidiary, Black Bird Potentials, is the exclusive distributor in the United States and Canada, was certified by the U.S. Environmental Protection Agency (“EPA”) (EPA Reg. Number: 95366-1).

In connection with such EPA certification of MiteXstream, we issued the press release reproduced below:

* * * START PRESS RELEASE * * *

DGDM Announces EPA Certification of MiteXstream, Proven Disruptive Biopesticide

FLOWER MOUND, TX, December 21, 2020 - Digital Development Partners, Inc. (OTC PINK: DGDM) ("DGDM" or the "Company"), doing business as Black Bird Potentials Inc., the exclusive distributor of MiteXstream biopesticide and manufacturer of Grizzly Creek Naturals CBD products (GrizzlyCreekNaturals.com), announced the much-anticipated final EPA certification of MiteXstream (EPA Reg. Number: 95366-1), a biopesticide that eradicates mites and similar pests, including spider mites, a destructive pest on cannabis, as well as molds and mildews that often negatively impact indoor cannabis grows.

More information about MiteXstream, including a short video showing MiteXstream at work on spider mites, is available at: https://blackbirdpotentials.com/mitexstream/

The Foundation. "By achieving EPA certification, we are now free to disrupt pesticide market segments with MiteXstream, the foundational element of our company," said Fabian Deneault, President of DGDM and developer of MiteXstream. "Going forward, the markets will come to understand MiteXstream's amazingly "clean", yet highly effective, chemical composition that allows its use through the day of harvest without causing state testing failures."

Projected Cannabis Production: 2020-2025. U.S. recreational and medical cannabis industry sales are expected to be $19 billion for 2020, $24 billion for 2021 and, by 2025, with the four additions this month and expected newcomers, including New York, industry sales are expected to reach $45 billion (Source: Brightfield Group).

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DGDM: Doing Good, Doing More. By developing and bringing to market an extremely safe, yet highly efficacious alternative to traditional pesticides, MiteXstream is an example of how the Company is living up to its mission statement, Doing Good, Doing More.

About DGDM

Through its subsidiary Black Bird Potentials, DGDM manufactures and sells CBD products, including CBD Oils, gummies and pet treats, and CBD-infused personal care products, as well as hand sanitizer gel and spray products. In addition, Black Bird is a licensed grower of industrial hemp under the Montana Hemp Pilot Program. Black Bird is the exclusive distributor in the U. S. and Canada for MiteXstream, an EPA-certified plant-based biopesticide effective in the eradication of spider mites, a pest that destroys crops, especially cannabis, hops, coffee and house plants, as well as molds and mildew.

Notice Regarding Forward-Looking Statements

This news release contains forward-looking information including statements that include the words "believes," "expects," "anticipate," or similar expressions. Such forward looking-statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance or achievements of the company to differ materially from those expressed or implied by such forward-looking statements. In addition, description of anyone's past success, either financial or strategic, is no guarantee of future success. This news release speaks as of the date first set forth above and the company assumes no responsibility to update the information included herein for events occurring after the date hereof. Information concerning these and other factors can be found in the company's filings with the SEC, including its Forms 10-K, 10-Q, and 8-K, which can be obtained on the SEC's website at http://www.sec.gov.

* * * END OF PRESS RELEASE * * *

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1	10% Convertible Promissory Note in favor of EMA Financial, LLC.

10.1	Securities Purchase Agreement between Registrant and EMA Financial, LLC.

10.2	Asset Purchase Agreement between Big Sky American Dist., LLC, a Subsidiary of Registrant, and Raghorn Wholesale, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

DIGITAL DEVELOPMENT PARTNERS, INC.

Date: January 6, 2021	By:	/s/ FABIAN G. DENEAULT
Fabian G. Deneault
President

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